UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2011

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

675 Bering, Suite 400 Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)      On March 24, 2011, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) authorized certain equity grants under the Company’s Long-term Incentive Plan. The Named Executive Officers are Mr. Murdy, Chairman of the Board of Directors and Chief Executive Officer; Mr. Lane, President and Chief Operating Officer; Mr. William George, III, Executive Vice President and Chief Financial Officer; Ms. Julie S. Shaeff, Senior Vice President and Chief Accounting Officer; and Mr. Trent T. McKenna, Vice President and General Counsel.

Long-term Incentive Plan Grants

The Compensation Committee determined grants under the Company’s Long-term Incentive Plan.  These grants were determined based on the closing price of the Company’s common stock on March 24, 2011, the date the Compensation Committee met to approve the grants.  These grants consisted of an award of performance stock as well as a grant of options.  The performance stock is tenure as well as performance based; it is granted a on a three-year equal vesting schedule, and vests only if the Company meets certain performance requirements prior to each of the three vesting periods.  If the performance threshold is met, the performance stock awards vest on a sliding scale from 0 to 100 percent of the portion of the award scheduled to vest on a straight-line basis.  The number of shares vesting may also be reduced by the Compensation Committee on a discretionary basis.  The option grants vest on a three-year schedule and do not have a performance vesting requirement.

The 2011 awards were granted to the following executives for the purpose of providing an incentive for those individuals to work for the Company’s long-term success:  Mr. Murdy was granted 48,666 shares of performance stock and 40,555 options.  Mr. Lane was granted 25,347 shares of performance stock and 21,122 options. Mr. George was granted 22,981 shares of performance stock and 19,151 options.   Ms. Shaeff was granted 8,719 shares of performance stock and 7,266 options. Mr. McKenna was granted 8,719 shares of performance stock and 7,266 options.

The forgoing description of the 2011 awards agreement does not purport to be complete, is intended only as a summary and is qualified in its entirety by reference to the complete text of the agreement filed herewith and incorporated herein by reference.

Item 9.01       Financial Statement and Exhibits.

(d)	Exhibits.

10.1	Form of Performance Restricted Stock Award Agreement dated March 24, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

		By:	/s/ Trent T. McKenna
Trent T. McKenna, Vice President and General Counsel

Date:	March 28, 2011

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
10.1	Form of Performance Restricted Stock Award Agreement dated March 24, 2011